UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                  Date of Event Requiring Report: June 26, 2003
                                                ---------------



                           SATELLITE ENTERPRISES CORP.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Nevada                       000-26607               88-0390828
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(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                         Identification No.)


                     7601 North Federal Highway, Suite 140B
                            Boca Raton, Florida 33487
                   ------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (954) 343-7061
                                                         ------------------


           -----------------------------------------------------------
          (Former name or former address, if changes since last report)


ITEM  1.  CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.


ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.


ITEM  3.  BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.


ITEM  4.  CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

     Not applicable.


ITEM  5.  OTHER EVENTS.

     On June 26, 2003, the Registrant entered into an Employment Agreement effective July 1, 2003 with Mr. Fred DeVries as its President, CEO and member of the Board and with Renato Mariani as its Executive Vice President and Chief Marketing Officer. The Registrant's General and Securities attorney Mr. Jerry Gruenbaum will act as the Registrant's Secretary.

     Mr. Fred DeVries, as the new President and CEO and Mr. Renato Mariani, as the new E.V.P. and Chief Marketing Officer will head the Registrant's executive management team. They have over 45 years of combined experience and leadership in Executive Sales, Engineering, Business Development, Corporate Strategy, Marketing, Brand Management and Operations. They will oversee initial operations for the Registrant including staffing of key personnel such as Sales and Operations managers as well as the development of initial lead Corporate Accounts team and Territory Managers.

Biography of Mr. Fred DeVries
President, Chief Executive Officer and Director

     Mr. DeVries is a senior level global executive with twenty-five years of experience in the Telecommunications industry with Nortel Networks. While at Nortel he held various senior positions in the Optical, Switching, Network Access, and Enterprise product organizations. His diverse multi cultural experience also includes regional expatriate assignments in Europe, Hong Kong and Mexico after his initial transfer from Canada to Nortel's Caribbean and Latin American (CALA) headquarters in Sunrise, Florida.

     Recently Mr. DeVries held the position of Vice President Sales-Enterprise Service Providers (Europe) developing commercial relationships with and deploying CRM, Network Management, Optical, Voice and Data Networks through major European Service Providers and Integrators to Fortune 500 companies. Prior to that he held the position of Benelux Regional Managing Director - Enterprise Network Solutions managing all facets of the business while on assignment in Amsterdam.

     In 2002, Mr. DeVries co-founded and became Senior Managing Partner at the Equity Impact Group (EIG) a business development and market consulting firm specializing in business impact strategies and tactics supporting the small and medium business market. He and the EIG team were responsible for implementing key market development initiatives designed to successfully increase the profitability of their customers.

     During his career Mr. DeVries has had the opportunity to executive manage prestigious Accounts such as TeleDenmark, KPN, Deutsch Telecom, Swisscom, Eircom, Telecom Italia, Telenor, Telia, Sonera, Telefonica, Telecom Italia, Getronics and Telindus in Europe; Telmex, Avantel and Red Uno in Mexico; Bell Canada and Alberta Govt Tel in Canada; and Bell South, SBC, Anixter, Cabletron and Williams (WCG) in the United States.

     A graduate of the internationally renowned Queen's University in Canada, Mr. DeVries majored in Business and Economics. He also has a post graduate degree in Certified Management (CMA) specializing in advanced business management.

Biography of Mr. Renato Mariani
Executive Vice-President and Chief Marketing Officer

     Mr. Mariano is a senior level global executive with a twenty one year career in the telecommunications world with Nortel Networks where he most recently lead a Corporate Strategy team designed to analyze market and technology evolution scenarios, recovery tactics and going forward strategies to achieve success in an uncertain and difficult market. Mr. Mariano began his career at Nortel in Research and Development as a Member of the Scientific Staff investigating various telecommunications technologies like outside plant technology, cable, installation products and methods, structures research and cable testing. As Director of Product Marketing: Canada, he was responsible for all Transmission Access Network market opportunities relating to Nortel Networks' new fiber optic product network philosophy and product lines.

     Mr. Mariano joined Nortel Networks CALA (Caribbean and Latin America), in Florida, in 1993 and was responsible for the Transmission and Broadband Engineering (Systems and Customer Engineering) organization supporting the CALA Region in pre-sales and post-sales activities. He held a variety of senior posts in Broadband Networks Marketing, Carrier Networks Marketing and Integrated Brand Management supporting the Marketing, Proposals, and Brand Management activities for the CALA region. Mr. Mariano returned to the North American market directing Business Development and due diligence activities for the U.S. emerging service provider market; Nortel Corporate Strategic Marketing and Nortel's Industry Analyst Relations.

     In 2002, Mr. Mariano co-founded and became Senior Managing Partner at the Equity Impact Group (EIG) a business development and market consulting firm specializing in business impact strategies and tactics supporting the small and medium business market. He and the EIG team implemented key market development initiatives designed to successfully increase the profitability of their customers.

     Mr. Mariano holds four U.S and Canadian patents related to cable splicing and optical testing technology; is a Registered Professional Engineer and a five-time recipient of the prestigious Nortel Networks Award of Excellence, and a recipient of the Nortel Networks CALA Award of Excellence. He received his Bachelor of Engineering degree in 1979 from the prestigious Engineering School of Carleton University in Ottawa, Canada, as well as extensive postgraduate business and marketing training.


Biography of Mr. Jerry Gruenbaum
General and Securities Counsel and Corporate Secretary

     Mr. Gruenbaum has been admitted to practice law since 1979 and is a licensed attorney in various states including the States of Massachusetts and Connecticut where he maintains his practice, as a Principal in the firm of SEC Attorneys, LLC specializing in Securities Law, Mergers and Acquisitions, Corporate Law, Tax Law, International Law and Franchise Law. He is a former President and a Chairman of the Board of Directors of a multinational publicly-traded company with operations in Hong Kong and the Netherlands. He worked for the tax departments for Peat Marwick Mitchell & Co. (now KPMG Peat Marwick LLP) and Arthur Anderson & Co. He has served as Compliance Director for CIGNA Securities, a division of CIGNA Insurance. He has lectured and taught at various Universities throughout the United States in the areas of Industrial and financial Accounting, taxation, business law, and investments. Attorney
Gruenbaum graduated with a B.S. degree from Brooklyn College - C.U.N.Y. Brooklyn, New York; has a M.S. degree in Accounting from Northeastern University Graduate School of Professional Accounting, Boston, Massachusetts; has a J.D. degree from Western New England College School of Law, Springfield, Massachusetts; and an LL.M. in Tax Law from the University of Miami School of Law, Coral Gables, Florida.


ITEM  6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Not applicable.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibits:

               Exhibit  No.   Document  Description
               -----------    ---------------------
               10             Employment Agreement with Fred DeVries dated
                              June 26, 2003.

               99            Press Release dated June 26, 2003.


ITEM  8.  CHANGE  IN  FISCAL  YEAR.

     Not applicable.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 26, 2003                              Satellite Enterprises Corp.
       -------------------                         ----------------------------
                                                   (Registrant)

                                                    /s/  Steve Mannen
                                                   ----------------------------
                                                     Steve Mannen, Interim CEO


                                                    /s/  Jerry Gruenbaum
                                                   ----------------------------
                                                     Jerry Gruenbaum, Secretary